UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2020

Nuveen Closed-End Funds

JDD	Nuveen Diversified Dividend and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, and Thomas J. Ray, CFA serve as the Fund’s portfolio management team.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz, Kevin W. Bedell and Nathan J. Gear, CFA, lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony management team for the Fund is led by Scott Caraher and Jenny Rhee.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, and Kevin Murphy head the management team.

Subsequent to the reporting period, management announced that effective October 1, 2020, Jenny Rhee will no longer serve as portfolio manager of the Fund.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S., have seen an uptick in infection rates after reopening. This may slow the recovery process and contribute to short-term market volatility in the meantime.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

(a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

What were the key strategies used to manage the Fund during this six-month reporting period ended June 30, 2020?

The Fund’s investment objectives are high current income and total return, while utilizing equity and debt strategies focused on providing current income, total return potential and reducing U.S. interest rate sensitivity. In its efforts to achieve these objectives, the Fund is managed by specialists in several non-traditional asset classes and invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield above the MSCI World Index (MSCI World Value Index effective June 30, 2020). NWQ employs a value based approach from their bottom up analysis. They look for attractive absolute valuation, positive risk/reward with downside protection characteristics and catalysts that can drive a positive revaluation of companies. They believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation.

In managing the real estate portion of the Fund’s portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that Security Capital believes will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest markets. These markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge. The portfolio continues to deliver high conviction, diversified core exposure.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this six-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2020. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index.

For the six-month reporting period ended June 30, 2020, JDD underperformed the S&P 500® Index and its comparative Blended Index. Effective June 30, 2020, the Blended Benchmark was changed to 25% MSCI World Value Index (Net), 25% Wilshire U.S. Real Estate Securities Index, 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified and 25% of the return the Credit Suisse Leveraged Loan Index to better align with the NWQ sleeve’s investment strategies, retroactively as of inception date.

NWQ

The equity portion of the Fund’s portfolio, managed by NWQ, was negative on a total return basis, and underperformed the sleeve benchmark, the MSCI World Value Index (Net) during the reporting period. Global equity markets were roiled by the COVID-19 crisis, which has generated an unprecedented exogenous shock to the global economy. Volatility picked up dramatically. However, risk assets rebounded strongly in the second half of the reporting period following one of the worst performing periods since the financial crisis in 2008. As much as the speed of the decline was extreme in the first half of the reporting period, almost the same could be said about the recovery across the majority of asset classes in the second half of the reporting period.

Within equities, aside from a short-lived rally in value stocks towards the end of May 2020, growth continued to dislocate from value, driving the performance gap between the two styles to a historic level. During the second half of the reporting period, growth continued to outperform value within international equities. The COVID-19 crisis has created an environment for growth stocks to outperform as technology, health care, and other defensive sectors have been prime beneficiaries of the crisis, while financials, energy and other cyclical industries have suffered from the economic slowdown. Not surprisingly, earnings revisions have been highest in sectors such as consumer discretionary, energy, financials and real estate sectors, which have borne the brunt of the crisis.

The largest detractor from performance relative to the sleeve benchmark was security selection in the utilities, consumer staples and real estate sectors. Security selection and an overweight in the information technology sector coupled with security selection in the financials sector were the largest contributors to performance relative to the sleeve benchmark. Geographically, investments in the United States and emerging markets lagged and detracted from relative returns for the reporting period, while performance benefited from exposures in the United Kingdom and Japan.

Among the Fund’s top detractors from absolute performance were Delta Air Lines Inc, MGM Growth Properties and AIB Group PLC. Delta Air Lines underperformed due to the sharp decline in airline travel owed to the COVID-19 crisis. NWQ eliminated the position on concerns over the company’s increased debt load and government intervention. MGM Growth Properties saw a massive decline as many casino REITs across the country shut down operations as the COVID-19 crisis forced the nation to shelter-in-place. Although MGM Growth Properties’ tenant is a high quality casino

Portfolio Managers’ Comments (continued)

operator, the potential for lease restructuring and resulting negative impact on net operating income (NOI) quickly resulted in a devaluation of the stock. Given the uncertain duration of the shelter-in-place” mandate, NWQ chose to exit the position. AIB Group has faced difficulty reducing costs prior to Brexit thereby increasing its overall earnings risk. While valuation, capital return and a strong balance sheet are reasons NWQ continues to hold the stock, NWQ reduced their exposure in AIB given the earnings downgrades and continue to actively monitor the company.

Among the portfolio’s top contributors to absolute performance were Microsoft Corp, Nintendo Co. Ltd., and Lowe’s Companies, Inc. Microsoft outperformed on better than expected quarterly earnings and revenue results as each of their business units and geographies delivered strong growth. Additionally, the company saw strong demand for their products due to social distancing and shelter-in-place measures stemming from the COVID-19 crisis. Nintendo outperformed as the Nintendo Switch entertainment console was a key beneficiary of “stay-at-home” orders due to the COVID-19 crisis, as consumers are choosing video games as one of their primary ways to spend their additional discretionary time. The launch of their latest title, Animal Crossing, has been extremely well received. Lowe’s outperformed on very strong quarterly earnings and a jump on same-store-sales driven by the COVID-19 crisis related items such as cleaning/essential products and specific “do-it-yourself” categories.

Security Capital

The real estate portion of the Fund managed by Security Capital was negative on a total return basis, but outperformed the sleeve benchmark the Wilshire U.S. Real Estate Securities Index (RESI). While U.S. REIT securities plummeted along with broader global equity markets during the onset of the COVID-19 crisis, active security and property-type selection ultimately drove performance of the Fund’s equity portfolio, with overweights in areas such as single-family rental and data showing strength relative to sectors most impacted by the COVID-19 crisis.

Following the initial COVID-19 crisis related fallout, U.S. REIT common equities surged along with broader U.S. equity markets as investors perceived progress in battling the COVID-19 crisis against the backdrop of aggressive U.S. Fed initiatives aimed at credit markets, historically low long-term interest rates and some progress reopening key segments of the economy. Within this context, there was a significant amount of both initial and sustained performance dispersion within REIT property type sectors. In addition to overweights in single-family rental and data centers, performance for the real estate sleeve relative to the sleeve index by major property type benefited from notable underweights in some of the most heavily affected sectors, in particular regional malls, hotels, and health care. While the second half of the reporting period saw a significant rally for many of those sectors most initially impacted, with areas like shopping centers and hotels posting double-digit returns during the second half of the reporting period, the Fund was able to recoup some of its steep losses from the first half of the reporting period. The Fund remained underweight in most of these sectors. The market continued to reward exposure in sectors less impacted by the COVID-19 crisis, with continued overweights in areas such as life science/lab space, data centers and single-family rental showing resilience.

One of the key themes during the reporting period, particularly during and after the onset of the COVID-19 crisis, was the exacerbation of what were already existing demographic and technology trends and our positioning relative to these. The single-family rental space, comprised of the sleeve’s positions in Invitation Homes Inc. and American Homes 4 Rent, continued to be a feature of the equity portfolio, each contributing to index relative performance during the reporting period.

Of particular importance to our positioning in single-family rental are the changing demographics. The peak demographic age in the U.S. is now 29, many married and starting families but holding on to an experiential urban lifestyle that favors renting close to work. For this group, the move to suburbia was probably on the radar, but not pressing, until the COVID-19 crisis transformed urban living from paradise to stay-at-home protocols. This millennial workforce is also in demand by employers and, like they have with online shopping, have been embracing the flexibility and lifestyle benefits of work-from-anywhere capabilities. With continued favorable demographic and growth prospects, we continued to hold market-overweights in both Invitation Homes Inc. and American Homes 4 Rent.

While sectors such as hotels, malls, and health care represented relative underweights in the portfolio, the exacerbation of pre-COVID-19 crisis trends more than disproportionately affected these during the crisis and continued to do so, with regional malls, hotels and health care down -51.3%, -48.3% and -28.3% year-to-date, respectively, through the end of the reporting period. These areas continue to face headwinds, though we remain underweight overall and in companies with strong fundamentals and solid balance sheets.

Though the portfolio has long remained underweight in New York office, our modest overweight in SL Green Realty Group, a large owner of high quality New York office space, constrained index-relative performance during the reporting period. As work-from-home implications in high cost markets began to affect pricing during the COVID-19 crisis, SL Green Realty became a relative underperformer within an office category where we were slightly above market-weight. Given the continued embedded risks in high cost office markets, though, this position was largely trimmed during the second half of the reporting period rally and completely exited after the reporting period.

Symphony

The senior loan portfolio managed by Symphony detracted on a total return basis during the reporting period, underperforming the broader loan market as measured by the Credit Suisse Leveraged Loan Index.

The senior loan portfolio of the Fund is invested predominantly in first-lien, senior secured corporate loans. Symphony generally focuses on issuers that have strong asset coverage, defensible businesses, and larger loan facilities. These loans are generally referred to as broadly syndicated loans. The loan portfolio of the Fund was conservatively positioned throughout the reporting period, favoring higher quality loans.

For the reporting period, the U.S. senior loan market, as measured by the Credit Suisse Leveraged Loan Index (“the Index”), returned -4.76%. The six-month reporting period reflected two phases of extreme volatility for risk assets: an abrupt and historic sell-off in U.S. risk assets during the first half of the reporting period followed by a strong recovery in the second half of the reporting period. Risk assets including senior loans sold off by degrees not seen since the 2008 Global Financial Crisis, as COVID-19 evolved into a global crisis during the first half of the reporting period. In response, U.S. authorities implemented mitigation policies, resulting in the shuttering of most “non-essential” businesses. Typically, in a flight-to-quality environment, senior loans tend to outperform high yield bonds given its seniority in the corporate capital structure. However, during the first half of the reporting period, there were heavy outflows from retail loan funds following the Fed’s rate cut decision. As a result, the decline in loans was comparable to that of high yield bonds. Negative performance was broad-based with the all loan sectors declining, but higher quality issues outperformed lower quality issues in the first quarter of 2020.

During the second half of the reporting period, a recovery in risk assets, including senior loans, was strong, supported by extraordinary monetary easing measures, combined with signs of an economic recovery as the COVID-19 lockdowns eased. The senior loan market had its best quarter since 2009. While higher rated (BBB-/BB-) loans were the first to recover, lower quality loans outperformed as investors’ risk sentiment improved following unprecedented support from the Fed and Congress. Investors’ increased risk appetite was also reflected in their willingness to buy issues that were meaningfully affected in the March 2020 sell-off, including energy issuers. The new issue market for senior loans was relatively muted, but has been consistently improving month-over-month.

Notably detracting from relative performance during the reporting period was exposure to post reorganization equity that fell in concert with the broader equity market, as well as overweights in industries facing unprecedented revenue declines due to the COVID-19 crisis, including gaming/leisure and transportation. Also detracting from relative performance was disappointing issue selection within energy. Specifically, exposure to Fieldwood Energy LLC, an oil and gas exploration and production company. Despite having a highly attractive deep-water portfolio that became increasingly economical as oil prices recovered, Fieldwood’s loans remained under severe pressure as the company worked with lenders on potential restructuring. The Fund continues to hold positions in this issuer.

Portfolio Managers’ Comments (continued)

Serving to partially offset the underperformance during the reporting period, was an active overweight exposure to BBB rated loans and an underweight exposure to CCC rated loans, which contributed to relative performance against the Index, as higher quality assets outperformed lower rated issues. This was particularly the case during the massive risk asset sell-off in late February and March 2020. Also aiding relative performance was good issue selection in the retail and services sectors. The Fund underweighted issuers severely impacted by the COVID-19 crisis, including several travel services providers and a media equipment rental company. Within retail, the Fund avoided exposure to brick-and-mortar stores such as J.C. Penny Corporation and Neiman Marcus, which were also hit hard by COVID-19. Additionally, PetSmart Inc. loans recovered strongly in late March 2020 and the second half of the reporting period, driven by better than expected earnings results and improved liquidity profile following bond issuances. The Fund continues to hold positions in PetSmart.

Wellington Management

The emerging market debt portion of the Fund managed by Wellington was negative on a total return basis and performed in line with its sleeve benchmark, the JP Morgan EMBI Global Diversified Index. Developed markets duration positioning drove relative underperformance, with security selection also detracting. In contrast, local rates’ positioning and country allocation contributed to performance, while currency positioning had a muted impact.

In the emerging market debt portion, performance across emerging markets (EM) fixed income sectors were negative over the reporting period. Emerging markets external debt returned -2.8% over the year-to-date period through June 30, 2020, as measured by the JP Morgan EMBI Global Diversified Index. Local markets debt also had negative performance during the reporting period, with the JP Morgan GBI-EM Global Diversified Index posting a return of -6.9%. Depreciation of emerging markets currencies versus the U.S. dollar detracted, while a decrease in EM rates had a positive impact. Additionally, emerging markets corporate debt posted negative results.

Broadly across the emerging market debt sleeve, Wellington favored issuers in Eastern Europe and the Middle East over Asia and Latin America. In terms of external sovereign debt, Wellington favored Eastern European newer European Union (EU) states including Croatia and Serbia, as they are starting with a positive fundamental foundation, benefit from EU support, and have managed the COVID-19 crisis relatively well. Wellington allocated to a diversified basket of attractive higher yielding external sovereign credits, in areas such as Azerbaijan, Ghana, Jordan and Ukraine, with moderate position sizing in recognition of vulnerabilities. Wellington kept relatively low exposure to local markets and corporate debt throughout the reporting period but have allocations to EM corporate issuers where attractive relative to the sovereign. This includes Brazil and a moderate allocation to EM currencies via a broad basket of currencies including the Russian ruble, Mexican peso, Colombian peso and Indonesian rupiah.

During the reporting period, at the country level, underweight allocations to Angola, Peru, and the Philippines, a lack of exposure to Uruguay, as well as moderate exposure to Venezuela detracted from performance. In contrast, underweight country allocations to Lebanon as well as China and Russia later in the reporting period, in addition to overweight allocations to the United Arab Emirates and Romania contributed to performance.

Additionally, the Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as actively manage certain currency exposures in an attempt to benefit from potential appreciation. In aggregate, these contracts had a negligible impact on overall performance during the reporting period.

The Fund also utilized futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure. These positions had a negligible impact on performance during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period. More specifically, this net negative contribution of leverage was amplified during the market downturn in part because the Fund used proceeds from portfolio sales to pay down borrowings and reduce its elevated leverage ratio, which rose as prices of portfolio securities, including those sold for de-levering purposes, declined. Conversely, as financial markets recovered and asset prices steadied, the Fund gradually increased leverage levels, using proceeds to purchase new portfolio securities at generally higher prices. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

The Fund continued to use forward starting interest rate swap contracts to partially hedge its future interest cost of leverage. The impact of the swap contracts on total return performance was negative during this reporting period.

As of June 30, 2020, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	29.11%
Regulatory Leverage*	29.11%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2020	Draws	Paydowns	June 30, 2020	Average Balance Outstanding	Draws	Paydowns	August 27, 2020
$97,900,000	$14,000,000	$(38,500,000)	$73,400,000	$78,237,912	$ —	$ —	$73,400,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2020, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2020

	Per Share Distributions						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
9/2003	$0.1960	$0.0653	$0.0293	$(0.8782)	$(0.2249)	8.69%	(13.10)%	0.49%	(21.89)%	4.58%

[1]

NII is net investment income, which is expressed as a monthly amount using a six-month average. Approximately 25% of JDD, net income represents net REIT cash flow which may consist of income, capital gains, and/or a return of capital.

[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2020¹

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[2]	Realized Gains	Return of Capital[3]	Distributions[4]	Net Investment Income[2]	Realized Gains	Return of Capital[3]
$0.1960	38.9%	0.0%	61.1%	$0.41350	$0.1607	$ —	$0.2528

[1]

The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, realized gains and return of capital. The estimates above are based on prior year attributions percentages, which can be expected to differ, at least slightly, from the actual final attributions for the current year.

[2]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[3]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[4]	Includes the most recent quarterly distribution declaration.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Common Share Information (continued)

As of June 30, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	475,000
Common shares authorized for repurchase	1,970,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$9.06
Common share price	$7.73
Premium/(Discount) to NAV	(14.68)%
6-month average premium/(discount) to NAV	(11.98)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

JDD	Nuveen Diversified Dividend and Income Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	(19.85)%	(14.08)%	1.68%	6.69%
JDD at Common Share Price	(25.02)%	(20.24)%	1.64%	6.89%
Blended Index (Comparative Benchmark – Old)[1]	(6.46)%	(1.30)%	5.43%	7.92%
Blended Index (Comparative Benchmark – New)[2]	(9.56)%	(4.85)%	4.26%	7.17%
S&P 500® Index	(3.08)%	7.51%	10.73%	13.99%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1

The Blended Index (Comparative Benchmark – Old) consists of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index, 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified and 4) 25% of the return the Credit Suisse Leveraged Loan Index.

2

The Blended Index (Comparative Benchmark – New) consists of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Value Index, 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified and 4) 25% of the return the Credit Suisse Leveraged Loan Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Emerging Market Debt and Foreign Corporate Bonds	35.8%
Common Stocks	35.0%
REIT Common Stocks	34.5%
Variable Rate Senior Loan Interests	31.8%
Convertible Preferred Securities	1.8%
Corporate Bonds	0.0%
Common Stock Rights	0.0%
Investment Companies	4.3%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(5.0)%
Net Assets Plus Borrowings	141.0%
Borrowings	(41.0)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.2%
AA	3.0%
A	4.3%
BBB	27.6%
BB or Lower	60.3%
N/R (not rated)	4.6%
Total	100%

Portfolio Composition

(% of total investments)

Emerging Market Debt and Foreign Corporate Bonds	24.5%
REIT Common Stock	23.6%
Media	3.7%
Pharmaceuticals	3.5%
Software	3.0%
Health Care Providers & Services	2.7%
Banks	2.5%
Hotels, Restaurants & Leisure	2.5%
Diversified Telecommunication Services	2.0%
Insurance	2.0%
Semiconductors & Semiconductor Equipment	1.5%
Multi-Utilities	1.4%
Technology Hardware, Storage & Peripherals	1.4%
Food & Staples Retailing	1.1%
Investment Companies	3.0%
Repurchase Agreements	1.9%
Other	19.7%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)

Residential	6.2%
Specialized	6.2%
Office	5.4%
Industrial	2.5%
Health Care	1.8%

Country Allocation1

(% of total investments)

United States	60.4%
Germany	4.1%
United Kingdom	2.6%
Japan	2.2%
Mexico	1.5%
Panama	1.4%
France	1.4%
Canada	1.2%
Russia	1.1%
South Korea	1.1%
China	1.0%
Brazil	0.9%
United Arab Emirates	0.8%
Indonesia	0.8%
Colombia	0.7%
Dominican Republic	0.7%
Other	18.1%
Total	100%

1	Includes 25.1% (as a percentage of total investments) in emerging market countries.
REIT	Real Estate Investment Trust

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for JDD. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	16,847,021
Withhold	752,071
Total	17,599,092
Terence J. Toth
For	16,725,090
Withhold	874,002
Total	17,599,092
Robert L. Young
For	16,852,029
Withhold	747,063
Total	17,599,092

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		LONG-TERM INVESTMENTS – 138.9% (95.1% of Total Investments)

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 35.8% (24.5% of Total Investments)

		Angola – 0.3%

$335		Angolan Government International Bond, 144A	8.250%	5/09/28	B3	$274,700
320		Angolan Government International Bond, 144A	9.375%	5/08/48	B3	259,251
		Total Angola				533,951

		Argentina – 0.8%

45		Argentine Republic Government International Bond	5.625%	1/26/22	CC	18,653
75		Argentine Republic Government International Bond	4.625%	1/11/23	CC	31,388
300		Argentine Republic Government International Bond	7.500%	4/22/26	D	121,500
360		Argentine Republic Government International Bond	6.625%	7/06/28	CC	143,460
160		Argentine Republic Government International Bond	3.750%	12/31/38	CC	62,800
200		Argentine Republic Government International Bond	6.875%	1/11/48	CC	77,900
150	EUR	Argentine Republic Government International Bond, Reg S	5.250%	1/15/28	CC	61,562
117		Ciudad Autonoma De Buenos Aires/Government Bonds, 144A	8.950%	2/19/21	CCC+	107,917
310		Ciudad Autonoma De Buenos Aires/Government Bonds, 144A	7.500%	6/01/27	CCC+	236,840
171		Provincia de Cordoba, 144A	7.125%	6/10/21	CCC	105,594
76		YPF SA, 144A	8.750%	4/04/24	CCC	61,218
139		YPF SA, 144A	6.950%	7/21/27	CCC+	97,996
80		YPF SA, 144A	7.000%	12/15/47	CCC+	52,904
125		YPF SA, Reg S	8.500%	3/23/21	CCC	105,625
50		YPF SA, Reg S	8.500%	7/28/25	CCC	37,136
20		YPF SA, Reg S	6.950%	7/21/27	CCC+	14,100
		Total Argentina				1,336,593

		Armenia – 0.5%

655		Republic of Armenia International Bond, Reg S	7.150%	3/26/25	Ba3	731,687
200		Republic of Armenia International Bond, Reg S	3.950%	9/26/29	Ba3	192,930
		Total Armenia				924,617

		Azerbaijan – 0.8%

525		Republic of Azerbaijan International Bond, Reg S	3.500%	9/01/32	BB+	512,180
200		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	BB+	229,971
385		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	BB+	442,609
210		State Oil Co of the Azerbaijan Republic, Reg S	6.950%	3/18/30	BB+	247,317
		Total Azerbaijan				1,432,077

		Bahrain – 0.6%

400		Bahrain Government International Bond, 144A	7.375%	5/14/30	B+	454,680
275		Bahrain Government International Bond, 144A	5.625%	9/30/31	BB–	277,681
310		Bahrain Government International Bond, Reg S	5.625%	9/30/31	BB–	313,023
		Total Bahrain				1,045,384

		Belarus – 0.1%

200		Republic of Belarus Ministry of Finance, 144A	6.378%	2/24/31	B	192,758

		Bermuda – 0.1%

200		Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	225,200

		Brazil – 1.6%

255		Banco do Brasil SA/Cayman, 144A	4.750%	3/20/24	Ba2	264,307
200		Banco do Brasil SA/Cayman, Reg S	4.625%	1/15/25	Ba2	207,000
200		Braskem Netherlands Finance BV, 144A	4.500%	1/31/30	BBB–	183,000

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Brazil (continued)

$235		Brazilian Government International Bond	3.875%	6/12/30	BB–	$226,611
200		Brazilian Government International Bond	4.750%	1/14/50	BB–	187,800
200		Centrais Eletricas Brasileiras SA, 144A	4.625%	2/04/30	BB–	190,750
225		Centrais Eletricas Brasileiras SA, Reg S	5.750%	10/27/21	BB–	231,527
395		Itau Unibanco Holding SA/Cayman Island, 144A	2.900%	1/24/23	BB	390,560
200		Minerva Luxembourg SA, Reg S	5.875%	1/19/28	BB–	194,200
100		Petrobras Global Finance BV	5.600%	1/03/31	Ba2	100,450
50		Petrobras Global Finance BV	6.875%	1/20/40	Ba2	52,650
100		Petrobras Global Finance BV	6.900%	3/19/49	Ba2	105,250
200		Rede D’or Finance Sarl, 144A	4.500%	1/22/30	BB	176,500
205		Rumo Luxembourg Sarl, 144A, (WI/DD)	5.250%	1/10/28	BB–	205,000
200		Suzano Austria GmbH	5.000%	1/15/30	BBB–	202,600
		Total Brazil				2,918,205

		British Virgin Islands – 0.1%

205		State Grid Overseas Investment 2016 Ltd, 144A	3.500%	5/04/27	A+	226,502

		Chile – 0.8%

205		Celulosa Arauco y Constitucion SA, 144A	5.150%	1/29/50	BBB	203,772
460		Chile Government International Bond	2.450%	1/31/31	A+	476,100
515		Empresa Nacional del Petroleo, Reg S	3.750%	8/05/26	A	531,555
200		VTR Comunicaciones SpA, 144A	5.125%	1/15/28	Ba3	204,100
		Total Chile				1,415,527

		China – 0.7%

200		BRF SA, 144A	4.875%	1/24/30	Ba2	188,500
200		Industrial & Commercial Bank of China Ltd, Reg S	4.875%	9/21/25	BBB+	225,577
400		Sinopec Group Overseas Development 2018 Ltd, 144A	2.700%	5/13/30	A+	411,192
200		Tencent Holdings Ltd, 144A	2.390%	6/03/30	A+	199,702
200		Tencent Holdings Ltd, 144A	3.290%	6/03/60	A+	201,601
		Total China				1,226,572

		Colombia – 1.2%

320		Bancolombia SA	3.000%	1/29/25	Baa2	313,632
270		Colombia Government International Bond	3.000%	1/30/30	Baa2	266,625
200		Colombia Government International Bond	3.125%	4/15/31	BBB–	198,302
200		Colombia Government International Bond	5.000%	6/15/45	Baa2	224,500
400		Colombia Government International Bond	4.125%	5/15/51	BBB–	402,000
185		Ecopetrol SA	5.875%	9/18/23	BBB–	197,950
65		Ecopetrol SA	4.125%	1/16/25	BBB–	65,163
40		Ecopetrol SA	6.875%	4/29/30	BBB–	46,040
200		Millicom International Cellular SA, 144A	6.250%	3/25/29	BB+	213,000
200		Transportadora de Gas Internacional SA ESP, 144A	5.550%	11/01/28	BBB	218,060
		Total Colombia				2,145,272

		Costa Rica – 0.2%

435		Costa Rica Government International Bond, 144A	6.125%	2/19/31	B	375,623

		Cote d’Ivoire – 0.4%

205	EUR	Ivory Coast Government International Bond, 144A	5.875%	10/17/31	Ba3	215,330
395		Ivory Coast Government International Bond, Reg S	6.125%	6/15/33	Ba3	392,000
100	EUR	Ivory Coast Government International Bond, Reg S	6.875%	10/17/40	Ba3	104,467
		Total Cote d’Ivoire				711,797

		Croatia – 0.9%

275		Croatia Government International Bond, Reg S	5.500%	4/04/23	BBB–	302,518
660	EUR	Croatia Government International Bond, Reg S	3.000%	3/20/27	BBB–	827,138
185	EUR	Croatia Government International Bond, Reg S	2.700%	6/15/28	BBB–	230,849
200	EUR	Croatia Government International Bond, Reg S	1.125%	6/19/29	BBB–	221,618
		Total Croatia				1,582,123

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Dominican Republic – 1.0%

$212		Dominican Republic International Bond, Reg S	7.500%	5/06/21	BB–	$218,548
285		Dominican Republic International Bond, Reg S	6.600%	1/28/24	BB–	298,825
100		Dominican Republic International Bond, Reg S	6.875%	1/29/26	BB–	104,800
670		Dominican Republic International Bond, Reg S	7.450%	4/30/44	BB–	688,425
290		Dominican Republic International Bond, Reg S	6.850%	1/27/45	BB–	277,240
250		Dominican Republic International Bond, 144A	6.400%	6/05/49	BB–	228,125
		Total Dominican Republic				1,815,963

		Ecuador – 0.5%

346		Ecuador Government International Bond, 144A	9.650%	12/13/26	D	147,918
255		Ecuador Government International Bond, 144A	7.775%	1/23/28	D	104,553
400		Ecuador Government International Bond, 144A	9.500%	3/27/30	D	170,000
200		Ecuador Government International Bond, Reg S	7.950%	6/20/24	D	98,002
400		Ecuador Government International Bond, Reg S	8.875%	10/23/27	Caa3	168,000
555		Ecuador Government International Bond, Reg S	7.775%	1/23/28	D	227,556
		Total Ecuador				916,029

		Egypt – 0.8%

200		Egypt Government International Bond, 144A	7.625%	5/29/32	B+	194,952
205		Egypt Government International Bond, 144A	8.875%	5/29/50	B+	202,265
215		Egypt Government International Bond, Reg S	7.053%	1/15/32	B+	203,189
955		Egypt Government International Bond, Reg S	7.903%	2/21/48	B+	881,480
		Total Egypt				1,481,886

		El Salvador – 0.1%

190		El Salvador Government International Bond, 144A	7.125%	1/20/50	B–	154,090
45		El Salvador Government International Bond, Reg S	6.375%	1/18/27	B+	38,588
75		El Salvador Government International Bond, Reg S	8.250%	4/10/32	B+	68,437
		Total El Salvador				261,115

		Ethiopia – 0.2%

385		Ethiopia International Bond, Reg S	6.625%	12/11/24	B	382,992

		Gabon – 0.4%

455		Gabon Government International Bond, 144A	6.625%	2/06/31	Caa1	405,390
238		Gabon Government International Bond, Reg S	6.375%	12/12/24	CCC	225,258
		Total Gabon				630,648

		Georgia – 0.3%

535		Georgia Government International Bond, Reg S	6.875%	4/12/21	BB	543,710

		Ghana – 0.5%

250		Ghana Government International Bond, 144A	8.627%	6/16/49	B	225,551
555		Ghana Government International Bond, Reg S	7.625%	5/16/29	B	521,813
200		Ghana Government International Bond, Reg S	8.125%	3/26/32	B	187,421
		Total Ghana				934,785

		Honduras – 0.1%

150		Honduras Government International Bond, 144A	5.625%	6/24/30	BB–	152,625

		Hungary – 0.5%

310		Hungary Government International Bond	5.375%	2/21/23	BBB	339,444
306		Hungary Government International Bond	5.750%	11/22/23	BBB	347,607
170	EUR	Hungary Government International Bond, Reg S	1.625%	4/28/32	BBB	190,934
		Total Hungary				877,985

		India – 0.2%

200		Bharti Airtel Ltd, Reg S	4.375%	6/10/25	BBB–	206,399
200		Greenko Dutch BV, Reg S	5.250%	7/24/24	Ba1	197,580
		Total India				403,979

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Indonesia – 1.6%

$425		Indonesia Government International Bond, Reg S	3.375%	4/15/23	BBB	$442,069
435		Indonesia Government International Bond, Reg S	4.750%	1/08/26	BBB	489,860
200		Indonesia Government International Bond, Reg S	4.350%	1/08/27	Baa2	221,968
200		Indonesia Government International Bond, Reg S	4.625%	4/15/43	BBB	228,988
200		Indonesia Government International Bond, Reg S	4.750%	7/18/47	Baa2	234,677
200,000	IDR	International Bank for Reconstruction & Development	7.450%	8/20/21	AAA	13,985
3,100,000	IDR	International Finance Corp	8.000%	10/09/23	AAA	223,428
200		Minejesa Capital BV, Reg S	4.625%	8/10/30	Baa3	203,000
250		Minejesa Capital BV, Reg S	5.625%	8/10/37	Baa3	256,250
200		Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A	5.450%	5/21/28	Baa2	230,250
375		Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S	4.125%	5/15/27	Baa2	394,688
		Total Indonesia				2,939,163

		Israel – 0.5%

575		Israel Electric Corp Ltd, 144A, Reg S	4.250%	8/14/28	BBB	649,612
215		State of Israel	3.375%	1/15/50	AA–	235,515
		Total Israel				885,127

		Jamaica – 0.2%

270		Jamaica Government International Bond	7.875%	7/28/45	B+	329,805

		Jordan – 0.6%

200		Jordan Government International Bond, 144A	4.950%	7/07/25	B1	200,000
200		Jordan Government International Bond, 144A	5.850%	7/07/30	B1	200,000
200		Jordan Government International Bond, 144A	7.375%	10/10/47	B+	205,500
425		Jordan Government International Bond, Reg S	7.375%	10/10/47	B+	436,688
		Total Jordan				1,042,188

		Kazakhstan – 0.3%

395		KazMunayGas National Co JSC, 144A	5.750%	4/19/47	Baa3	459,981

		Kenya – 0.5%

405		Kenya Government International Bond, Reg S	7.000%	5/22/27	N/R	398,627
445		Kenya Government International Bond, Reg S	8.000%	5/22/32	B+	437,656
		Total Kenya				836,283

		Lebanon – 0.0%

215		Lebanon Government International Bond, Reg S, (4)	6.200%	2/26/25	CC	36,550
70		Lebanon Government International Bond, Reg S, (4)	6.600%	11/27/26	CC	11,830
30		Lebanon Government International Bond, Reg S, (4)	6.750%	11/29/27	N/R	5,124
25		Lebanon Government International Bond, Reg S, (4)	6.650%	11/03/28	CC	4,260
		Total Lebanon				57,764

		Macedonia – 0.5%

315	EUR	North Macedonia Government International Bond, 144A	3.675%	6/03/26	BB+	359,054
515	EUR	North Macedonia Government International Bond, Reg S	3.975%	7/24/21	BB+	589,460
		Total Macedonia				948,514

		Malaysia – 0.6%

200		Petronas Capital Ltd, 144A	3.500%	4/21/30	A2	222,234
405		Petronas Capital Ltd, 144A	4.550%	4/21/50	A2	512,679
230		Petronas Capital Ltd, Reg S	3.500%	3/18/25	A2	250,914
		Total Malaysia				985,827

		Mexico – 2.3%

9,255		Mexican Bonos	8.500%	5/31/29	BBB+	476,640
225		Mexico City Airport Trust, Reg S	4.250%	10/31/26	BBB	212,063
397		Mexico Government International Bond	4.500%	4/22/29	Baa1	431,737
600		Mexico Government International Bond	4.750%	4/27/32	Baa1	661,500
200		Mexico Government International Bond	4.600%	1/23/46	Baa1	206,396

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Mexico (continued)

$400		Mexico Government International Bond	5.000%	4/27/51	Baa1	$431,000
40		Petroleos Mexicanos	5.350%	2/12/28	BBB	33,600
25		Petroleos Mexicanos	6.500%	1/23/29	BBB	21,806
70		Petroleos Mexicanos	6.375%	1/23/45	BBB	52,089
712		Petroleos Mexicanos	6.750%	9/21/47	BBB	547,421
68		Petroleos Mexicanos	6.350%	2/12/48	BBB	50,500
475		Petroleos Mexicanos, 144A	6.840%	1/23/30	BBB	416,528
230		Petroleos Mexicanos, 144A	5.950%	1/28/31	BBB	189,785
280		Petroleos Mexicanos, 144A	7.690%	1/23/50	BBB	232,092
70		Petroleos Mexicanos, Reg S	6.840%	1/23/30	BBB	61,383
15		Petroleos Mexicanos, Reg S	5.950%	1/28/31	BBB	12,377
75		Petroleos Mexicanos, Reg S	7.690%	1/23/50	BBB	62,168
		Total Mexico				4,099,085

		Mongolia – 0.3%

475		Mongolia Government International Bond, Reg S	5.125%	12/05/22	B	470,232

		Morocco – 0.9%

285		Morocco Government International Bond, Reg S	4.250%	12/11/22	BBB–	299,936
100	EUR	Morocco Government International Bond, Reg S	1.500%	11/27/31	BBB–	103,844
310		Morocco Government International Bond, Reg S	5.500%	12/11/42	BBB–	378,066
410		OCP SA, Reg S	5.625%	4/25/24	BBB–	441,581
295		OCP SA, Reg S	4.500%	10/22/25	BBB–	306,820
		Total Morocco				1,530,247

		Nigeria – 0.2%

390		Nigeria Government International Bond, Reg S	8.747%	1/21/31	B2	388,264

		Oman – 0.7%

260		Oman Government International Bond, 144A	3.625%	6/15/21	BB	257,922
305		Oman Government International Bond, 144A	6.750%	1/17/48	BB	263,062
455		Oman Government International Bond, Reg S	3.625%	6/15/21	BB	451,364
240		Oman Government International Bond, Reg S	4.750%	6/15/26	BB	221,674
		Total Oman				1,194,022

		Pakistan – 0.2%

315		Pakistan Government International Bond, Reg S	6.875%	12/05/27	B–	309,334

		Panama – 2.0%

199		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB–	217,932
200		Panama Government International Bond	3.750%	3/16/25	BBB+	216,300
125		Panama Government International Bond	7.125%	1/29/26	BBB+	158,126
505		Panama Government International Bond	3.160%	1/23/30	BBB+	543,633
625		Panama Government International Bond	4.500%	4/16/50	BBB+	764,375
825		Panama Government International Bond	4.300%	4/29/53	BBB+	982,790
320		Panama Government International Bond	4.500%	4/01/56	BBB+	391,523
330		Panama Notas del Tesoro, 144A	3.750%	4/17/26	BBB	344,850
		Total Panama				3,619,529

		Paraguay – 0.9%

295		Paraguay Government International Bond, Reg S	4.625%	1/25/23	Ba1	309,753
640		Paraguay Government International Bond, Reg S	5.000%	4/15/26	Ba1	707,520
525		Paraguay Government International Bond, Reg S	6.100%	8/11/44	Ba1	645,750
		Total Paraguay				1,663,023

		Peru – 0.1%

105		Banco de Credito del Peru, 144A	3.926%	7/01/30	BBB	104,108
125		Peruvian Government International Bond	2.392%	1/23/26	A3	129,812
		Total Peru				233,920

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Philippines – 0.6%

$590		Philippine Government International Bond	3.950%	1/20/40	BBB+	$683,926
280		Philippine Government International Bond	3.700%	3/01/41	BBB+	320,600
		Total Philippines				1,004,526

		Qatar – 1.0%

375		Qatar Government International Bond, 144A	5.103%	4/23/48	AA–	509,656
555		Qatar Government International Bond, Reg S	4.500%	4/23/28	AA–	653,218
290		Qatar Government International Bond, Reg S	4.000%	3/14/29	AA–	332,838
255		Qatar Government International Bond, Reg S	4.625%	6/02/46	AA–	327,994
		Total Qatar				1,823,706

		Romania – 0.6%

60	EUR	Romanian Government International Bond, 144A	3.624%	5/26/30	BBB–	72,453
70	EUR	Romanian Government International Bond, 144A	2.124%	7/16/31	BBB–	74,430
85	EUR	Romanian Government International Bond, Reg S	2.000%	12/08/26	BBB–	95,309
196		Romanian Government International Bond, Reg S	6.125%	1/22/44	BBB–	256,760
550		Romanian Government International Bond, Reg S	5.125%	6/15/48	BBB–	648,968
		Total Romania				1,147,920

		Russia – 1.7%

23,810	RUB	Russian Federal Bond – OFZ	7.950%	10/07/26	N/R	380,733
3,430	RUB	Russian Federal Bond – OFZ	6.900%	5/23/29	BBB	52,143
9,540	RUB	Russian Federal Bond – OFZ	7.650%	4/10/30	N/R	151,745
1,265	RUB	Russian Federal Bond – OFZ	8.500%	9/17/31	BBB	21,453
7,940	RUB	Russian Federal Bond – OFZ	7.700%	3/23/33	BBB	127,671
200		Russian Foreign Bond – Eurobond	4.750%	5/27/26	BBB	227,589
600		Russian Foreign Bond – Eurobond, Reg S	4.750%	5/27/26	BBB	682,768
1,200		Russian Foreign Bond – Eurobond, Reg S	4.250%	6/23/27	BBB	1,341,000
		Total Russia				2,985,102

		Saudi Arabia – 0.9%

340		Saudi Arabian Oil Co, 144A	2.750%	4/16/22	A1	347,105
250		Saudi Government International Bond, 144A	2.900%	10/22/25	A1	265,100
230		Saudi Government International Bond, Reg S	3.250%	10/26/26	A1	248,402
225		Saudi Government International Bond, Reg S	4.375%	4/16/29	A1	261,360
345		Saudi Government International Bond, Reg S	4.500%	10/26/46	A1	396,243
		Total Saudi Arabia				1,518,210

		Senegal – 0.4%

215		Senegal Government International Bond	6.750%	3/13/48	Ba3	207,421
200		Senegal Government International Bond, 144A	6.750%	3/13/48	Ba3	192,950
200		Senegal Government International Bond, Reg S	8.750%	5/13/21	Ba3	206,211
200		Senegal Government International Bond, Reg S	6.750%	3/13/48	Ba3	192,950
		Total Senegal				799,532

		Serbia – 0.4%

225	EUR	Serbia International Bond, 144A	3.125%	5/15/27	BB+	263,948
150	EUR	Serbia International Bond, 144A	1.500%	6/26/29	BB+	157,305
220		Serbia International Bond, Reg S	7.250%	9/28/21	BB+	234,166
105	EUR	Serbia International Bond, Reg S	1.500%	6/26/29	BB+	110,114
		Total Serbia				765,533

		South Africa – 0.4%

270		Eskom Holdings SOC Ltd, Reg S	6.750%	8/06/23	CCC+	255,356
440		Republic of South Africa Government International Bond	5.750%	9/30/49	Ba1	381,752
		Total South Africa				637,108

		Sri Lanka – 0.6%

335		Sri Lanka Government International Bond, 144A	6.200%	5/11/27	B2	216,930
395		Sri Lanka Government International Bond, Reg S	6.250%	7/27/21	B2	337,722

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Sri Lanka (continued)

$415		Sri Lanka Government International Bond, Reg S	6.850%	11/03/25	B2	$275,986
200		Sri Lanka Government International Bond, Reg S	6.825%	7/18/26	B2	131,008
230		Sri Lanka Government International Bond, Reg S	6.200%	5/11/27	B2	148,937
		Total Sri Lanka				1,110,583

		Tunisia – 0.3%

105	EUR	Banque Centrale de Tunisie International Bond, 144A	6.750%	10/31/23	B2	111,456
100	EUR	Banque Centrale de Tunisie International Bond, Reg S	6.750%	10/31/23	B2	106,148
390		Banque Centrale de Tunisie International Bond, Reg S	5.750%	1/30/25	B2	360,924
		Total Tunisia				578,528

		Turkey – 0.6%

215		Turkey Government International Bond	3.250%	3/23/23	BB–	202,934
210		Turkey Government International Bond	4.875%	10/09/26	BB–	194,538
250		Turkey Government International Bond	6.000%	3/25/27	BB–	243,731
245		Turkey Government International Bond	5.125%	2/17/28	BB–	225,198
295		Turkey Government International Bond	5.750%	5/11/47	BB–	240,173
		Total Turkey				1,106,574

		Ukraine – 0.8%

100		Ukraine Government International Bond, 144A	7.750%	9/01/27	B	103,750
323		Ukraine Government International Bond, 144A	7.375%	9/25/32	B	324,122
315		Ukraine Government International Bond, Reg S	7.750%	9/01/22	B	327,681
100		Ukraine Government International Bond, Reg S	7.750%	9/01/24	B	104,051
145		Ukraine Government International Bond, Reg S	7.750%	9/01/27	B	150,438
455		Ukraine Government International Bond, Reg S	7.375%	9/25/32	B	455,857
		Total Ukraine				1,465,899

		United Arab Emirates – 1.2%

230		Abu Dhabi Government International Bond, 144A	2.125%	9/30/24	AA	237,211
270		Abu Dhabi Government International Bond, 144A	3.125%	4/16/30	AA	296,815
410		Abu Dhabi Government International Bond, 144A	3.125%	9/30/49	AA	426,912
200		Abu Dhabi Government International Bond, 144A	3.875%	4/16/50	AA	236,150
455		Abu Dhabi Government International Bond, Reg S	3.125%	9/30/49	AA	473,418
360		Abu Dhabi National Energy Co PJSC, Reg S	4.375%	6/22/26	A	406,852
		Total United Arab Emirates				2,077,358

		Venezuela – 0.1%

1,877		Petroleos de Venezuela SA, Reg S, (4)	6.000%	11/15/26	N/R	45,042
360		Venezuela Government International Bond, Reg S, (4)	9.000%	5/07/23	C	20,700
1,040		Venezuela Government International Bond, Reg S, (4)	9.250%	5/07/28	C	59,800
		Total Venezuela				125,542

		Vietnam – 0.1%

250		Mong Duong Finance Holdings BV, 144A	5.125%	5/07/29	BB	250,795
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $66,400,187)				64,083,142

Shares		Description (2)				Value

		COMMON STOCKS – 35.0% (24.0% of Total Investments)

		Aerospace & Defense – 1.2%

9,909		General Dynamics Corp, (5)				$1,480,999
8,165		Thales SA, (6)				660,838
		Total Aerospace & Defense				2,141,837

		Air Freight & Logistics – 1.3%

62,990		Deutsche Post AG, (6)				2,312,983

		Banks – 3.7%

59,140		Bank of America Corp				1,404,575

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (2)	Value

	Banks (continued)

34,465	Citigroup Inc	$1,761,161
145,680	ING Groep NV, Sponsored ADR	1,005,192
14,660	JPMorgan Chase & Co	1,378,920
158,870	Oversea-Chinese Banking Corp Ltd, (6)	1,035,481
	Total Banks	6,585,329

	Capital Markets – 0.9%

89,321	Deutsche Boerse AG, Sponsored ADR, (6)	1,618,497

	Chemicals – 1.1%

21,155	DuPont de Nemours Inc	1,123,965
27,625	Nutrien Ltd	887,598
	Total Chemicals	2,011,563

	Communications Equipment – 0.8%

28,955	Cisco Systems Inc, (5)	1,350,461

	Diversified Telecommunication Services – 1.2%

54,711	Nippon Telegraph & Telephone Corp, Sponsored ADR, (6)	1,271,484
99,479	Telefonica Brasil SA	878,611
	Total Diversified Telecommunication Services	2,150,095

	Electric Utilities – 0.6%

26,166	FirstEnergy Corp	1,014,717

	Electrical Equipment – 0.6%

12,370	Eaton Corp PLC	1,082,128

	Energy Equipment & Services – 0.0%

3,685	Transocean Ltd, (7)	6,744

	Entertainment – 0.9%

3,579	Nintendo Co Ltd, (6)	1,600,058

	Food & Staples Retailing – 0.8%

42,300	Seven & i Holdings Co Ltd, (6)	1,383,782

	Food Products – 0.5%

604,000	Tingyi Cayman Islands Holding Corp, (6)	940,890

	Health Care Providers & Services – 1.6%

5,960	Anthem Inc, (5)	1,567,361
14,210	Fresenius Medical Care AG & Co KGaA, (6)	1,222,484
6,140	Millennium Health LLC, (7), (8)	6,803
5,767	Millennium Health LLC, (7), (8)	5,813
	Total Health Care Providers & Services	2,802,461

	Household Products – 0.5%

10,520	Henkel AG & Co KGaA, (6)	981,450

	Industrial Conglomerates – 0.7%

10,720	Siemens AG, (6)	1,264,286

	Insurance – 2.5%

38,897	Ageas SA/NV, (6)	1,378,499
6,002	Allianz SE, (6)	1,226,462
4,680	Everest Re Group Ltd	965,016
50,665	Old Republic International Corp	826,346
	Total Insurance	4,396,323

Shares	Description (2)	Value

	IT Services – 0.5%

16,055	Amdocs Ltd	$977,428

	Media – 1.3%

24,320	Clear Channel Outdoor Holdings Inc, (7)	25,293
48,343	Comcast Corp, (5)	1,884,410
8,232	Cumulus Media Inc, (7)	32,516
655,185	Hibu plc, (6), (7)	45,863
10,343	iHeartMedia Inc, (7)	86,364
2,099	Metro-Goldwyn-Mayer Inc, (6), (7)	170,718
3,185	Tribune Co, (8)	3
	Total Media	2,245,167

	Multi-Utilities – 1.6%

117,943	National Grid PLC, (6)	1,438,951
65,443	Veolia Environnement SA, (6)	1,477,778
	Total Multi-Utilities	2,916,729

	Oil, Gas & Consumable Fuels – 1.6%

12,250	Chevron Corp, (5)	1,093,067
97,410	Enterprise Products Partners LP, (5)	1,769,940
	Total Oil, Gas & Consumable Fuels	2,863,007

	Pharmaceuticals – 4.5%

19,290	AstraZeneca PLC, Sponsored ADR	1,020,248
14,700	Bayer AG, (6)	1,089,615
24,325	Bristol-Myers Squibb Co, (5)	1,430,310
51,750	GlaxoSmithKline PLC, Sponsored ADR	2,110,882
21,295	Roche Holding AG, Sponsored ADR, (6)	923,777
13,755	Sanofi, (6)	1,402,798
	Total Pharmaceuticals	7,977,630

	Semiconductors & Semiconductor Equipment – 1.0%

3,237	Broadcom Inc	1,021,629
29,614	Infineon Technologies AG, (6)	693,921
	Total Semiconductors & Semiconductor Equipment	1,715,550

	Software – 2.2%

11,187	Microsoft Corp, (5)	2,276,666
29,835	Oracle Corp, (5)	1,648,981
	Total Software	3,925,647

	Specialty Retail – 0.6%

7,925	Lowe’s Cos Inc	1,070,826

	Technology Hardware, Storage & Peripherals – 0.8%

38,615	Samsung Electronics Co Ltd, (6)	1,504,219

	Tobacco – 0.4%

11,275	Philip Morris International Inc	789,926

	Trading Companies & Distributors – 0.8%

101,600	Mitsui & Co Ltd, (6)	1,505,368

	Wireless Telecommunication Services – 0.8%

73,927	SK Telecom Co Ltd, Sponsored ADR	1,428,270
	Total Common Stocks (cost $56,753,821)	62,563,371

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (2)						Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS–34.5% (23.6% of Total Investments)

	Health Care – 2.7%

92,530	Healthpeak Properties Inc						$2,550,127
42,620	Welltower Inc						2,205,585
	Total Health Care						4,755,712

	Hotels – 0.3%

67,750	Sunstone Hotel Investors Inc						552,162

	Industrial – 3.7%

63,530	Duke Realty Corp						2,248,327
46,258	Prologis Inc						4,317,259
	Total Industrial						6,565,586

	Office – 7.9%

17,015	Alexandria Real Estate Equities Inc						2,760,684
27,645	Boston Properties Inc						2,498,555
155,860	Columbia Property Trust Inc						2,048,000
66,755	Cousins Properties Inc						1,991,301
72,670	Douglas Emmett Inc						2,228,062
75,430	Hudson Pacific Properties Inc						1,897,819
14,030	SL Green Realty Corp						691,539
	Total Office						14,115,960

	Residential – 9.1%

105,900	American Homes 4 Rent						2,848,710
56,473	Apartment Investment and Management Co						2,125,644
13,010	AvalonBay Communities Inc						2,011,866
26,555	Camden Property Trust						2,422,347
25,690	Equity Residential						1,511,086
94,975	Invitation Homes Inc						2,614,662
72,570	UDR Inc						2,712,666
	Total Residential						16,246,981

	Retail – 1.8%

15,720	Federal Realty Investment Trust						1,339,501
41,350	Regency Centers Corp						1,897,552
	Total Retail						3,237,053

	Specialized – 9.0%

22,210	CoreSite Realty Corp						2,688,743
77,915	CubeSmart						2,102,926
18,510	Digital Realty Trust Inc						2,630,456
7,140	Equinix Inc						5,014,422
16,880	Extra Space Storage Inc						1,559,206
11,240	Public Storage						2,156,844
	Total Specialized						16,152,597
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $52,832,329)						61,626,051

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 31.8% (21.8% of Total Investments) (9)

	Aerospace & Defense – 0.4%

$143	Standard Aero, Term Loan B1	3.808%	3-Month LIBOR	3.500%	4/06/26	B2	$123,101
77	Standard Aero, Term Loan B2	3.808%	3-Month LIBOR	3.500%	4/06/26	B	66,183
480	Transdigm, Inc., Term Loan F	2.428%	1-Month LIBOR	2.250%	12/09/25	Ba3	434,772
700	Total Aerospace & Defense						624,056

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	Airlines – 1.0%

$1,372	American Airlines, Inc., Term Loan B	2.184%	1-Month LIBOR	2.000%	4/28/23	BB+	$1,101,190
508	American Airlines, Inc., Term Loan B	2.185%	1-Month LIBOR	2.000%	12/15/23	Ba3	411,939
250	Delta Air Lines, Inc., Term Loan B	5.510%	3-Month LIBOR	4.750%	4/29/23	Baa2	246,016
2,130	Total Airlines						1,759,145

	Auto Components – 0.2%

298	Johnson Controls Inc., Term Loan B	3.678%	1-Month LIBOR	3.500%	4/30/26	B1	284,723

	Beverages – 0.2%

418	Jacobs Douwe Egberts, Term Loan B	2.188%	1-Month LIBOR	2.000%	11/01/25	Ba1	412,375

	Biotechnology – 0.3%

622	Grifols, Inc., Term Loan B, First Lien	2.109%	1-Week LIBOR	2.000%	11/15/27	BB+	600,461

	Building Products – 0.3%

231	Advanced Drainage Systems, Term Loan B	2.438%	1-Month LIBOR	2.250%	7/31/26	Ba1	225,409
338	Quikrete Holdings, Inc., Term Loan B	2.678%	1-Month LIBOR	2.500%	1/29/27	BB–	326,232
569	Total Building Products						551,641

	Capital Markets – 0.5%

467	Lions Gate Entertainment Corporation, Term Loan A	1.928%	1-Month LIBOR	1.750%	3/22/23	Ba2	446,435
314	RPI Finance Trust, Term Loan B1	1.928%	1-Month LIBOR	1.750%	2/11/27	BBB–	306,944
93	RPI Finance Trust, Term Loan B1	1.928%	1-Month LIBOR	1.750%	2/11/27	BBB–	90,493
874	Total Capital Markets						843,872

	Chemicals – 0.5%

559	Axalta Coating Systems, Term Loan, First Lien	2.058%	3-Month LIBOR	1.750%	6/01/24	BBB–	537,785
376	H.B. Fuller Company, Term Loan B	2.190%	1-Month LIBOR	2.000%	10/22/24	BB+	364,296
935	Total Chemicals						902,081

	Commercial Services & Supplies – 1.5%

678	ADS Waste Holdings, Inc., Term Loan B	3.000%	1-Week LIBOR	2.250%	11/10/23	BB+	671,561
75	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.452%	3-Month LIBOR	4.250%	6/21/24	B–	68,725
1,087	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	1,038,800
517	GFL Environmental, Term Loan	4.000%	3-Month LIBOR	3.000%	5/30/25	Ba3	504,308
56	Pitney Bowes Inc., Term Loan B	5.680%	1-Month LIBOR	5.500%	1/18/25	BBB–	47,496
100	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	97,506
215	Trans Union LLC, Term Loan B5	1.928%	1-Month LIBOR	1.750%	11/16/26	BB+	206,292
92	West Corporation, Incremental Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	B2	77,441
2,820	Total Commercial Services & Supplies						2,712,129

	Communications Equipment – 0.9%

486	Avaya, Inc., Term Loan B	4.435%	1-Month LIBOR	4.250%	12/15/24	B	450,746
394	CommScope, Inc., Term Loan B	3.428%	1-Month LIBOR	3.250%	4/06/26	Ba3	374,961
56	Plantronics, Term Loan B, (DD1)	2.861%	6-Month LIBOR	2.500%	7/02/25	Ba2	51,364
373	Plantronics, Term Loan B, (DD1)	2.678%	1-Month LIBOR	2.500%	7/02/25	Ba2	341,337
330	Univision Communications, Inc., Term Loan C5	2.928%	1-Month LIBOR	2.750%	3/15/24	B	306,114
1,639	Total Communications Equipment						1,524,522

	Consumer Finance – 0.2%

365	Verscend Technologies, Tern Loan B	4.678%	1-Month LIBOR	4.500%	8/27/25	B+	354,058

	Containers & Packaging – 0.5%

349	Berry Global, Inc., Term Loan W	2.177%	1-Month LIBOR	2.000%	10/01/22	BBB–	341,518

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	Containers & Packaging (continued)

$636	Reynolds Group Holdings, Inc., Term Loan, First Lien	1.928%	1-Month LIBOR	1.750%	2/04/27	BB+	$614,314
985	Total Containers & Packaging						955,832

	Distributors – 0.2%

383	SRS Distribution, Inc., Term Loan B	4.322%	3-Month LIBOR	3.250%	5/23/25	B3	363,624

	Diversified Consumer Services – 0.3%

582	Refinitiv, Term Loan B	3.428%	1-Month LIBOR	3.250%	10/01/25	B	569,608

	Diversified Financial Services – 0.2%

323	Ditech Holding Corporation., Term Loan B, First Lien, (4)	0.000%	N/A	N/A	6/30/22	D	136,421
168	Lions Gate Entertainment Corp., Term Loan B	2.428%	1-Month LIBOR	2.250%	3/24/25	Ba2	159,465
491	Total Diversified Financial Services						295,886

	Diversified Telecommunication Services – 1.7%

61	Altice France S.A., Term Loan B12	3.872%	1-Month LIBOR	3.688%	1/31/26	B+	58,458
1,189	CenturyLink, Inc, Term Loan B	2.428%	1-Month LIBOR	2.250%	3/15/27	BBB–	1,125,102
851	Frontier Communications Corporation, Term Loan B, (4)	5.350%	3-Month LIBOR	3.750%	6/15/24	N/R	832,639
3	Frontier Communications Corporation, Term Loan B, (4)	6.000%	Prime	2.750%	6/15/24	N/R	2,782
78	Intelsat Jackson Holdings, S.A., Term Loan B4, (4)	8.750%	Prime	5.500%	1/02/24	B	78,621
125	Intelsat Jackson Holdings, S.A., Term Loan B5, (4)	8.625%	N/A	N/A	1/02/24	B	125,663
493	Numericable Group S.A., Term Loan B13	4.185%	1-Month LIBOR	4.000%	8/14/26	B	475,526
399	Zayo Group LLC, Initial Dollar Term Loan	3.178%	1-Month LIBOR	3.000%	3/09/27	B1	380,028
3,199	Total Diversified Telecommunication Services						3,078,819

	Electrical Equipment – 0.3%

390	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	356,631
249	Vertiv Co., Term Loan B	3.183%	1-Month LIBOR	3.000%	3/02/27	B+	238,153
639	Total Electrical Equipment						594,784

	Entertainment – 0.3%

251	AMC Entertainment, Inc., Term Loan B	4.080%	6-Month LIBOR	3.000%	4/22/26	CCC+	184,043
348	Springer SBM Two GmbH, Term Loan B16	4.500%	1-Month LIBOR	3.500%	8/14/24	B+	338,091
599	Total Entertainment						522,134

	Food & Staples Retailing – 0.9%

1,642	US Foods, Inc., New Term Loan	1.928%	1-Month LIBOR	1.750%	6/27/23	BB+	1,550,328

	Food Products – 0.4%

248	B&G Foods Inc., Term Loan, First Lien	2.678%	1-Month LIBOR	2.500%	10/10/26	BB	245,551
450	Froneri Lux FinCo SARL, Term Loan, First Lien	2.428%	1-Month LIBOR	2.250%	1/29/27	B+	424,408
698	Total Food Products						669,959

	Health Care Providers & Services – 2.4%

755	Acadia Healthcare, Inc., Term Loan B3	2.678%	1-Month LIBOR	2.500%	2/11/22	Ba3	742,039
60	Air Medical Group Holdings, Inc., Term Loan B	4.250%	6-Month LIBOR	3.250%	4/28/22	B1	57,860
1,211	HCA, Inc., Term Loan B12	1.928%	1-Month LIBOR	1.750%	3/13/25	BBB–	1,190,084
540	HCA, Inc., Term Loan B13	1.928%	1-Month LIBOR	1.750%	3/18/26	BBB–	529,063
249	Lifepoint Health, Inc., New Term Loan B	3.928%	1-Month LIBOR	3.750%	11/16/25	B+	234,374
1,367	Select Medical Corporation, Term Loan B	2.680%	1-Month LIBOR	2.500%	3/06/25	Ba2	1,305,483

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	Health Care Providers & Services (continued)

$299	Surgery Center Holdings Inc., Initial Term Loan, (DD1)	4.250%	1-Month LIBOR	3.250%	9/03/24	B2	$264,819
4,481	Total Health Care Providers & Services						4,323,722

	Health Care Technology – 0.7%

996	Emdeon, Inc., Term Loan	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	960,686
249	Zelis, Term Loan B	4.928%	1-Month LIBOR	4.750%	9/30/26	B	244,818
1,245	Total Health Care Technology						1,205,504

	Hotels, Restaurants & Leisure – 3.6%

334	24 Hour Fitness Worldwide, Inc., DIP Term Loan, (11)	2.200%	N/A	2.200%	6/15/21	N/R	320,200
83	24 Hour Fitness Worldwide, Inc., DIP Term Loan, (4)	11.000%	3-Month LIBOR	10.000%	6/15/21	N/R	80,050
1,008	24 Hour Fitness Worldwide, Inc., Term Loan B, (4)	0.000%	6-Month LIBOR	0.000%	5/30/25	D	269,436
376	Aramark Corporation, Term Loan	1.928%	1-Month LIBOR	1.750%	3/11/25	BBB–	357,475
1,589	Burger King Corporation, Term Loan B4	1.928%	1-Month LIBOR	1.750%	11/19/26	BB+	1,510,010
540	Caesars Entertainment Operating Company, Inc., Term Loan B	2.178%	1-Month LIBOR	2.000%	10/06/24	BB	538,699
1,003	Caesars Resort Collection, Term Loan, First Lien	2.928%	1-Month LIBOR	2.750%	12/23/24	B+	895,499
703	Hilton Hotels, Term Loan B2	1.935%	1-Month LIBOR	1.750%	6/22/26	BBB–	665,445
494	Marriott Ownership Resorts, Inc., Term Loan B	1.928%	1-Month LIBOR	1.750%	8/29/25	Ba1	467,152
220	PCI Gaming, Term Loan, First Lien	2.678%	1-Month LIBOR	2.500%	5/31/26	BB+	209,790
763	Seaworld Parks and Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	4/01/24	B–	681,192
481	YUM Brands, Term Loan B	1.944%	1-Month LIBOR	1.750%	4/03/25	BBB–	464,995
7,594	Total Hotels, Restaurants & Leisure						6,459,943

	Household Durables – 0.0%

18	Serta Simmons Holdings LLC, First Out Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	17,338
57	Serta Simmons Holdings LLC, Second Out Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	49,731
75	Total Household Durables						67,069

	Household Products – 0.8%

180	KIK Custom Products Inc., Term Loan B2, (DD1)	5.000%	2-Month LIBOR	4.000%	5/15/23	B3	172,002
1,229	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.928%	1-Month LIBOR	2.750%	2/05/23	B+	1,177,132
1,409	Total Household Products						1,349,134

	Insurance – 0.4%

249	Acrisure LLC, Term Loan B	3.678%	1-Month LIBOR	3.500%	2/15/27	B	236,532
347	Asurion LLC, Term Loan B6	3.178%	1-Month LIBOR	3.000%	11/03/23	Ba3	336,937
200	Broadstreet Partners, Inc., Term Loan B	3.428%	1-Month LIBOR	3.250%	1/27/27	B	190,710
796	Total Insurance						764,179

	Interactive Media & Services – 0.3%

495	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	474,346

	Internet & Direct Marketing Retail – 0.2%

289	Uber Technologies, Inc., Term Loan	5.000%	1-Month LIBOR	4.000%	4/04/25	B1	278,581

	Internet Software & Services – 0.3%

481	Ancestry.com, Inc., Term Loan, First Lien	4.750%	1-Month LIBOR	3.750%	10/19/23	B	462,107

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	IT Services – 0.6%

$485	Tempo Acquisition LLC, Term Loan B	2.928%	1-Month LIBOR	2.750%	5/01/24	B1	$462,266
207	West Corporation, Term Loan B, (DD1)	5.000%	3-Month LIBOR	4.000%	10/10/24	B2	177,738
480	WEX, Inc., Term Loan B3	2.428%	1-Month LIBOR	2.250%	5/15/26	Ba2	462,079
1,172	Total IT Services						1,102,083

	Life Sciences Tools & Services – 0.1%

194	Inventiv Health, Inc., Term Loan B	1.928%	1-Month LIBOR	1.750%	8/01/24	BB	187,020

	Machinery – 0.7%

281	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B+	271,711
478	Belron Finance US LLC, Initial Term Loan B	2.724%	3-Month LIBOR	2.500%	11/07/24	BB	463,822
500	Quintiles Transnational Corporation, Dollar Term Loan B3, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	490,000
1,259	Total Machinery						1,225,533

	Marine – 0.0%

112	Harvey Gulf International Marine, Inc., Exit Term Loan	7.713%	3-Month LIBOR	6.000%	7/02/23	B–	53,658

	Media – 4.0%

463	CBS Outdoor Americas Inc., Term Loan B	1.935%	1-Month LIBOR	1.750%	11/18/26	Ba1	443,369
873	Cequel Communications LLC, Term Loan B	2.435%	1-Month LIBOR	2.250%	1/15/26	BB	829,362
934	Charter Communications Operating Holdings LLC, Term Loan B2	1.930%	1-Month LIBOR	1.750%	2/01/27	BBB–	901,070
203	Cineworld Group PLC, Term Loan B	3.322%	6-Month LIBOR	2.250%	2/28/25	B3	154,243
740	Clear Channel Outdoor Holdings, Inc., Term Loan B	4.260%	3-Month LIBOR	3.500%	8/21/26	B+	674,668
78	Cox Media/Terrier Media, Term Loan, First Lien	4.428%	1-Month LIBOR	4.250%	12/17/26	B+	74,656
99	CSC Holdings LLC, Refinancing Term Loan	2.435%	1-Month LIBOR	2.250%	7/17/25	BB	94,224
66	Cumulus Media, Inc., Term Loan B	4.822%	3-Month LIBOR	3.750%	3/31/26	B2	62,390
494	EW Scripps, Term Loan B2	2.678%	1-Month LIBOR	2.500%	5/01/26	BB–	468,386
276	Gray Television, Inc., Term Loan B2	2.423%	1-Month LIBOR	2.250%	2/07/24	BB	268,761
465	iHeartCommunications Inc., Term Loan B	3.178%	1-Month LIBOR	3.000%	5/01/26	B+	430,518
127	Intelsat Jackson Holdings, S.A., DIP Term Loan, (DD1), (11)	5.050%	N/A	5.050%	7/13/21	N/R	128,656
126	Intelsat Jackson Holdings, S.A., DIP Term Loan, (DD1), (4)	6.500%	3-Month LIBOR	5.500%	7/13/21	N/R	128,655
601	Intelsat Jackson Holdings, S.A., Term Loan B, (DD1), (4)	8.000%	Prime	4.750%	11/27/23	B	600,503
80	Meredith Corporation, Incremental Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	76,600
386	Meredith Corporation, Term Loan B2	3.260%	3-Month LIBOR	2.500%	1/31/25	BB–	357,371
25	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.680%	1-Month LIBOR	2.500%	7/03/25	BB	23,944
85	Nexstar Broadcasting, Inc., Term Loan B3	2.423%	1-Month LIBOR	2.250%	1/17/24	BB	81,476
332	Nexstar Broadcasting, Inc., Term Loan B3	2.434%	1-Month LIBOR	2.250%	1/17/24	BB	316,708
489	Sinclair Television Group, Term Loan B2	2.430%	1-Month LIBOR	2.250%	1/03/24	BB+	467,434
195	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/18/23	B	187,225
481	Ziggo B.V., Term Loan	2.685%	1-Month LIBOR	2.500%	4/30/28	B+	455,540
7,618	Total Media						7,225,759

	Multiline Retail – 0.1%

10	Belk, Inc., Term Loan, First Lien	7.750%	6-Month LIBOR	6.750%	7/31/25	Caa1	3,777
245	EG America LLC, Term Loan, First Lien	5.072%	3-Month LIBOR	4.000%	2/07/25	B	230,123
255	Total Multiline Retail						233,900

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 0.0%

$247	Fieldwood Energy LLC, Exit Term Loan, (DD1), (4)	0.000%	3-Month LIBOR	0.000%	4/11/22	Caa3	$49,098
267	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (4)	0.000%	6-Month LIBOR	0.000%	4/11/23	C	5,343
514	Total Oil, Gas & Consumable Fuels						54,441

	Personal Products – 0.1%

746	Revlon Consumer Products Corporation, Term Loan B, First Lien	3.863%	3-Month LIBOR	3.500%	9/07/23	Ca	207,639

	Pharmaceuticals – 0.7%

249	Endo Health Solutions, Inc., Term Loan B	5.000%	1-Month LIBOR	4.250%	4/29/24	B+	236,010
124	Valeant Pharmaceuticals International, Inc., Term Loan B	2.940%	1-Month LIBOR	2.750%	11/27/25	BB	120,883
897	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.190%	1-Month LIBOR	3.000%	6/02/25	BB	874,295
1,270	Total Pharmaceuticals						1,231,188

	Professional Services – 0.3%

241	Nielsen Finance LLC, Term Loan B4	2.180%	1-Month LIBOR	2.000%	10/04/23	BBB–	233,747
299	On Assignment, Inc., Term Loan B3	1.928%	1-Month LIBOR	1.750%	4/02/25	BBB–	290,741
540	Total Professional Services						524,488

	Real Estate Management & Development – 0.5%

896	GGP, Initial Term Loan A2	2.678%	1-Month LIBOR	2.500%	8/28/23	BB+	810,528

	Road & Rail – 0.5%

309	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	288,171
229	Fly Funding II S.a r.l., Replacement Term Loan	2.500%	3-Month LIBOR	1.750%	8/11/25	BBB–	194,317
499	Genesee & Wyoming Inc., Term Loan, First Lien	2.308%	3-Month LIBOR	2.000%	12/30/26	BB	481,563
1,037	Total Road & Rail						964,051

	Semiconductors & Semiconductor Equipment – 0.5%

211	MaxLinear, Inc., Term Loan B	3.250%	1-Month LIBOR	2.500%	5/13/24	BB–	206,049
285	Microchip Technology, Inc., Term Loan B	2.180%	1-Month LIBOR	2.000%	5/29/25	Baa3	276,887
441	MKS Instruments, Inc., Term Loan B6	1.928%	1-Month LIBOR	1.750%	2/02/26	BB+	426,111
937	Total Semiconductors & Semiconductor Equipment						909,047

	Software – 2.2%

660	Ellucian, Term Loan B, First Lien	4.250%	3-Month LIBOR	3.250%	9/30/22	B	645,709
247	Epicor Software Corporation, Term Loan B	3.430%	1-Month LIBOR	3.250%	6/01/22	B2	242,616
479	Greeneden U.S. Holdings II LLC, Term Loan B	3.428%	1-Month LIBOR	3.250%	12/01/23	B2	462,713
239	McAfee LLC, Term Loan B	3.934%	1-Month LIBOR	3.750%	9/30/24	B	233,967
123	Micro Focus International PLC, New Term Loan	2.678%	1-Month LIBOR	2.500%	6/21/24	BB–	115,767
833	Micro Focus International PLC, Term Loan B	2.678%	1-Month LIBOR	2.500%	6/21/24	BB–	781,804
490	Quintiles Transnational Corporation, Dollar Term Loan B3	2.058%	3-Month LIBOR	1.750%	6/11/25	BBB–	477,037
347	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.928%	1-Month LIBOR	1.750%	4/16/25	BB+	333,544
244	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.928%	1-Month LIBOR	1.750%	4/16/25	BB+	234,338
109	TIBCO Software, Inc., Term Loan, First Lien	3.930%	1-Month LIBOR	3.750%	6/30/26	B+	103,195
305	Ultimate Software, Incremental Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	301,576
4,076	Total Software						3,932,266

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	Specialty Retail – 0.3%

$97	Petco Animal Supplies, Inc., Term Loan B1	4.250%	3-Month LIBOR	3.250%	1/26/23	B3	$79,955
358	Petsmart Inc., Term Loan B, First Lien	5.000%	3-Month LIBOR	4.000%	3/11/22	B	354,341
455	Total Specialty Retail						434,296

	Technology Hardware, Storage & Peripherals – 1.1%

175	BMC Software, Inc., Term Loan B	4.428%	1-Month LIBOR	4.250%	10/02/25	B2	166,306
228	Brightspring Health, Term Loan B	3.435%	1-Month LIBOR	3.250%	3/05/26	B1	220,676
698	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	BBB–	680,926
248	NCR Corporation, Term Loan B	2.680%	1-Month LIBOR	2.500%	8/28/26	BB+	240,681
735	Western Digital, Term Loan B	1.924%	1-Month LIBOR	1.750%	4/29/23	Baa2	719,364
2,084	Total Technology Hardware, Storage & Peripherals						2,027,953

	Trading Companies & Distributors – 0.5%

340	HD Supply Waterworks, Ltd., Term Loan B	3.750%	6-Month LIBOR	2.750%	8/01/24	B	325,706
221	HD Supply Waterworks, Ltd., Term Loan B	3.750%	3-Month LIBOR	2.750%	8/01/24	B	211,266
377	Univar, Inc., Term Loan B	2.428%	1-Month LIBOR	2.250%	7/01/24	BB+	364,729
938	Total Trading Companies & Distributors						901,701

	Wireless Telecommunication Services – 0.1%

250	T-Mobile USA, Term Loan, First Lien	3.178%	1-Month LIBOR	3.000%	4/01/27	BBB–	249,886
61,806	Total Variable Rate Senior Loan Interests (cost $61,240,164)						56,830,059

Shares	Description (2)			Coupon		Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.8% (1.2% of Total Investments)

	Health Care Technology – 0.4%

14,850	Change Healthcare Inc			6.000%		N/R	$652,361

	Life Sciences Tools & Services – 0.3%

10,820	Avantor Inc			6.250%		N/R	621,068

	Multi-Utilities – 0.4%

19,100	CenterPoint Energy Inc			7.000%		N/R	679,196

	Semiconductors & Semiconductor Equipment – 0.7%

1,110	Broadcom Inc			8.000%		N/R	1,236,928
	Total Convertible Preferred Securities (cost $3,419,118)						3,189,553

Principal Amount (000)	Description (2)			Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$56	iHeartCommunications Inc			8.375%	5/01/27	CCC+	$51,325
$56	Total Corporate Bonds (cost $58,645)						51,325

Shares	Description (2)						Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0%

1,923	Fieldwood Energy Inc, (6), (7)						$96
388	Fieldwood Energy Inc, (6), (7)						20
	Total Common Stock Rights (cost $54,874)						116
	Total Long-Term Investments (cost $240,759,138)						248,343,617

Principal Amount (000)/ Shares	Description (2)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.1% (4.9% of Total Investments)

	INVESTMENT COMPANIES – 4.3% (3.0% of Total Investments)

$7,808,667	BlackRock Liquidity Funds T-Fund Portfolio, (12)	0.112% (13)	N/A	$7,808,667

	REPURCHASE AGREEMENTS – 2.8% (1.9% of Total Investments)

4,961	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $4,960,665, collateralized by $4,318,200 U.S. Treasury Bonds, 0.650%, due 1/15/26, value $5,060,075	0.000%	7/01/20	4,960,665
	Total Short-Term Investments (cost $12,769,332)			12,769,332
	Total Investments (cost $253,528,470) – 146.0%			261,112,949
	Borrowings – (41.0)% (14), (15)			(73,400,000)
	Other Assets Less Liabilities – (5.0)% (16)			(8,897,218)
	Net Assets Applicable to Common shares – 100%			$178,815,731

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	43,964	Euro	39,000	Citibank N.A.	9/16/20	$74
U.S. Dollar	114,166	Thailand Baht	3,530,000	Goldman Sacks Bank USA	9/16/20	(31)
Singapore Dollar	295,000	U.S. Dollar	211,936	HSBC Bank USA, National Association	9/16/20	(208)
U.S. Dollar	298,288	Mexican Peso	6,750,000	HSBC Bank USA, National Association	9/17/20	7,566
Brazilian Real	1,045,000	U.S. Dollar	193,748	JPMorgan Chase Bank N.A.	9/02/20	(2,124)
Chilean Peso	172,400,000	U.S. Dollar	219,157	JPMorgan Chase Bank N.A.	9/16/20	(9,034)
Colombian Peso	787,300,000	U.S. Dollar	208,579	JPMorgan Chase Bank N.A.	9/16/20	(394)
Indian Rupee	15,480,000	U.S. Dollar	202,804	JPMorgan Chase Bank N.A.	9/16/20	489
Thailand Baht	6,650,000	U.S. Dollar	213,758	JPMorgan Chase Bank N.A.	9/16/20	1,371
U.S. Dollar	96,415	Brazilian Real	515,000	JPMorgan Chase Bank N.A.	9/02/20	1,978
U.S. Dollar	110,234	Chilean Peso	89,400,000	JPMorgan Chase Bank N.A.	9/16/20	1,272
U.S. Dollar	108,999	Colombian Peso	410,600,000	JPMorgan Chase Bank N.A.	9/16/20	425
U.S. Dollar	3,628,966	Euro	3,216,051	JPMorgan Chase Bank N.A.	9/16/20	9,691
U.S. Dollar	102,584	Indian Rupee	7,820,000	JPMorgan Chase Bank N.A.	9/16/20	(113)
U.S. Dollar	16,022	Indonesian Rupiah	234,000,000	JPMorgan Chase Bank N.A.	9/16/20	143
U.S. Dollar	125,017	Indonesian Rupiah	1,812,000,000	JPMorgan Chase Bank N.A.	9/16/20	2,059
U.S. Dollar	512,231	Russian Ruble	35,577,000	JPMorgan Chase Bank N.A.	9/16/20	16,525
U.S. Dollar	162,777	Russian Ruble	11,370,000	JPMorgan Chase Bank N.A.	9/16/20	4,356
U.S. Dollar	111,391	Singapore Dollar	155,000	JPMorgan Chase Bank N.A.	9/16/20	144
Euro	42,000	U.S. Dollar	47,631	Morgan Stanley Capital Services LLC	9/16/20	(365)
U.S. Dollar	83,100	Euro	73,000	Morgan Stanley Capital Services LLC	9/16/20	947
U.S. Dollar	46,600	Euro	41,000	State Street Bank and Trust Company	9/16/20	459
U.S. Dollar	112,635	Euro	99,000	State Street Bank and Trust Company	9/16/20	1,222
U.S. Dollar	106,871	Euro	95,000	State Street Bank and Trust Company	9/16/20	(40)
U.S. Dollar	79,295	Mexican Peso	1,830,000	State Street Bank and Trust Company	9/17/20	477
Total						$36,889
Total unrealized appreciation on forward foreign currency contracts						$49,198
Total unrealized depreciation on forward foreign currency contracts						$(12,309)

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bobl	Short	(7)	9/20	$(1,054,768)	$(1,061,550)	$(6,782)	$157
Eurex Euro-Bund	Short	(10)	9/20	(1,952,621)	(1,983,201)	(30,580)	1,573
Total				$(3,007,389)	$(3,044,751)	$(37,362)	$1,730

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (17)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	$56,200,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(6,577,137)	$(6,577,137)
Total unrealized depreciation on interest rate swaps										$(6,577,137)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(2)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3—Investment Valuation and Fair Value Measurements for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3—Investment Valuation and Fair Value Measurements for more information.

(9)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 - Portfolio Securities and Investments in Derivatives for more information.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(14)	Borrowings as a percentage of Total Investments is 28.1%.

(15)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	Euro

IDR	Indonesian Rupiah

LIBOR	London Inter-Bank Offered Rate

N/A	Not applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

RUB	Russian Ruble

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

(Unaudited)

Assets
Long-term investments, at value (cost $240,759,138)	$248,343,617
Short-term investments, at value (cost approximates value)	12,769,332
Cash	524,943
Cash denominated in foreign currencies (cost $148,896)	121,673
Cash collateral at brokers for investments in futures contracts(1)	44,605
Unrealized appreciation on forward foreign currency contracts	49,198
Receivable for:
Dividends	413,706
Interest	1,119,973
Investments sold	3,489,370
Reclaims	82,700
Variation margin on futures contracts	1,730
Other assets	160,880
Total assets	267,121,727
Liabilities
Borrowings	73,400,000
Unrealized depreciation on:
Forward foreign currency contracts	12,309
Interest rate swaps	6,577,137
Payable for:
Dividends	3,823,537
Investments purchased – regular settlement	2,229,369
Investments purchased – when-issued/delayed-delivery settlement	1,441,914
Unfunded senior loans	333,542
Accrued expenses:
Management fees	179,041
Interest on borrowings	69,036
Trustees fees	82,817
Other	157,294
Total liabilities	88,305,996
Net assets applicable to common shares	$178,815,731
Common shares outstanding	19,736,517
Net asset value (“NAV”) per common share outstanding	$9.06
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,365
Paid-in surplus	201,498,639
Total distributable earnings	(22,880,273)
Net assets applicable to common shares	$178,815,731
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2020

Investment Income
Dividends	$2,586,433
Interest	2,917,232
Foreign tax withheld on dividend income	(91,494)
Total investment income	$5,412,171
Expenses
Management fees	1,160,191
Interest expense on borrowings	806,276
Custodian fees	103,633
Trustees fees	2,864
Professional fees	27,200
Shareholder reporting expenses	26,532
Shareholder servicing agent fees	280
Stock exchange listing fees	3,300
Investor relations expense	26,103
Other	8,938
Total expenses	2,165,317
Net investment income (loss)	3,246,854
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(17,241,371)
Forward foreign currency contracts	31,160
Futures contracts	(28,626)
Options written	(43,253)
Swaps	(168,889)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,179,552)
Forward foreign currency contracts	70,381
Futures contracts	(52,056)
Swaps	(4,943,433)
Net realized and unrealized gain (loss)	(50,555,639)
Net increase (decrease) in net assets applicable to common shares from operations	(47,308,785)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$3,246,854	$7,750,537
Net realized gain (loss) from:
Investments and foreign currency	(17,241,371)	6,434,133
Forward foreign currency contracts	31,160	352,936
Futures contracts	(28,626)	(277,649)
Options written	(43,253)	—
Swaps	(168,889)	214,335
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,179,552)	36,220,738
Forward foreign currency contracts	70,381	(6,464)
Futures contracts	(52,056)	28,466
Swaps	(4,943,433)	(2,992,120)
Net increase (decrease) in net assets applicable to common shares from operations	(47,308,785)	47,724,912
Distributions to Common Shareholders
Dividends	(8,161,050)	(12,694,070)
Return of capital	—	(4,476,700)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,161,050)	(17,170,770)
Net increase (decrease) in net assets applicable to common shares	(55,469,835)	30,554,142
Net assets applicable to common shares at the beginning of period	234,285,566	203,731,424
Net assets applicable to common shares at the end of period	$178,815,731	$234,285,566

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2020

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(47,308,785)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(113,695,465)
Proceeds from sales and maturities of investments	145,869,872
Proceeds from (Purchases of) short-term investments, net	(5,027,314)
Proceeds from (Payments for) closed foreign currency spot contracts	(96,700)
Capital gain and return of capital distributions from investments	73,317
Amortization (Accretion) of premiums and discounts, net	(11,541)
(Increase) Decrease in:
Receivable for dividends	68,974
Receivable for interest	184,589
Receivable for investments sold	(3,167,047)
Receivable for reclaims	633
Receivable for variation margin on futures contracts	(1,730)
Other assets	(59,375)
Increase (Decrease) in:
Payable for investments purchased – regular settlement	2,199,602
Payable for investments purchased – when-issued/delayed delivery settlement	222,409
Unfunded senior loans	333,542
Accrued management fees	(60,701)
Accrued interest on borrowings	62,410
Accrued Trustees fees	(2,377)
Accrued other expenses	7,692
Net realized (gain) loss from:
Investments and foreign currency	17,241,371
Paydowns	376,244
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	28,179,552
Forward foreign currency contracts	(70,381)
Swaps	4,943,433
Net cash provided by (used in) operating activities	30,262,224
Cash Flows from Financing Activities:
Proceeds from borrowings	14,000,000
(Repayments of) borrowings	(38,500,000)
Increase (Decrease) in cash overdraft	(783,731)
Cash distributions paid to common shareholders	(4,337,513)
Net cash provided by (used in) financing activities	(29,621,244)
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currencies and Cash Collateral at Brokers	640,980
Cash, cash denominated in foreign currencies, and cash collateral at brokers at the beginning of period	50,241
Cash, cash denominated in foreign currencies, and cash collateral at brokers at the end of period	$691,221

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$687,012

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2020(e)	$11.87	$0.16	$(2.56)	$(2.40)	$(0.41)	$—	$—	$(0.41)	$—		$9.06	$7.73
2019	10.32	0.39	2.03	2.42	(0.39)	(0.25)	(0.23)	(0.87)	—		11.87	10.89
2018	12.70	0.38	(1.77)	(1.39)	(0.40)	(0.22)	(0.37)	(0.99)	—	*	10.32	9.23
2017	12.54	0.47	1.03	1.50	(0.51)	(0.62)	(0.21)	(1.34)	—		12.70	12.30
2016	12.53	0.46	0.62	1.08	(0.49)	(0.59)	—	(1.08)	0.01		12.54	11.17
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2020(e)	$73,400	$3,436
2019	97,900	3,393
2018	97,900	3,081
2017	112,900	3,222
2016	112,400	3,203
2015	116,500	3,135

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Common Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(19.85)%	(25.02)%	$178,816	2.25	%**	3.37	%**	42%
23.91	27.97	234,286	2.75		3.42		62
(11.47)	(17.87)	203,731	2.76		3.21		45
12.21	22.48	250,811	2.30		3.66		46
8.96	13.28	247,632	2.07		3.65		74
0.39	1.24	248,703	1.91		3.43		49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily common shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2020(e)	0.84	%**
2019	1.36
2018	1.34
2017	0.90
2016	0.64
2015	0.47

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2020.
*	Rounds to less than $0.01 per common share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is June 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in common shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$10,747,788	4.1%
United Kingdom	6,761,518	2.6
Japan	5,760,692	2.2
Mexico	3,887,022	1.5
Panama	3,619,529	1.4
France	3,541,413	1.4
Canada	3,085,959	1.2
Russia	2,985,102	1.1
South Korea	2,932,489	1.1
China	2,627,573	1.0
Brazil	2,459,698	0.9
United Arab Emirates	2,077,358	0.8
Indonesia	2,056,681	0.8
Colombia	1,927,212	0.7
Dominican Republic	1,815,963	0.7
Other	47,161,856	18.1
Total non-U.S. securities	$103,447,853	39.6%

Notes to Financial Statements (continued)

(Unaudited)

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange common shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Notes to Financial Statements (continued)

(Unaudited)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Emerging Market Debt and Foreign Corporate Bonds	$—	$64,083,142	$—	$64,083,142
Common Stocks**	35,400,550	27,150,202	12,619	62,563,371
Real Estate Investment Trust (REIT) Common Stocks	61,626,051	—	—	61,626,051
Variable Rate Senior Loan Interests	—	56,830,059	—	56,830,059
Convertible Preferred Securities	3,189,553	—	—	3,189,553
Corporate Bonds	—	51,325	—	51,325
Common Stock Rights**	—	116	—	116

Short-Term Investments:
Investment Companies	7,808,667	—	—	7,808,667
Repurchase Agreements	—	4,960,665	—	4,960,665

Investments in Derivatives:
Forward Foreign Currency Contracts***	—	36,889	—	36,889
Futures Contracts***	(37,362)	—	—	(37,362)
Interest Rate Swaps***	—	(6,577,137)	—	(6,577,137)
Total	$107,987,459	$146,535,261	$12,619	$254,535,339
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, when applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had $333,542 in outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$4,960,665	$(4,960,665)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $113,695,465 and $145,869,872, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$7,068,888
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$49,198	Unrealized depreciation on forward foreign currency contracts	$(12,309)

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Citbank N.A.	$74	$—	$74	$—	$74
Goldman Sacks Bank USA	—	(31)	(31)	—	(31)
HSBC Bank USA, National Association	7,566	(208)	7,358	—	7,358
JPMorgan Chase Bank N.A.	38,453	(11,665)	26,788	—	26,788
Morgan Stanley Capital Services LLC	947	(365)	582	—	582
State Street Bank and Trust Company	2,158	(40)	2,118	—	2,118
Total	$49,198	$(12,309)	$36,889	$—	$36,889
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$31,160	$70,381

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$2,219,303
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Cash collateral at brokers for investments in futures contracts and receivable from variation margin on futures contracts*	$(37,362)	—	$—
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(28,626)	$(52,056)

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options to manage risk and hedge against adverse movement in a security held in the portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$ —
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund wrote call options during the current fiscal period. However the Fund did not have any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(43,253)	$—

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Notes to Financial Statements (continued)

(Unaudited)

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$56,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(6,577,137)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(6,577,137)	$(6,577,137)	$—	$(6,457,748)	$(119,389)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(168,889)	$(4,943,433)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares Transactions

The Fund did not have any transactions in common shares during the current and prior fiscal periods.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of June 30, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$254,693,730
Gross unrealized:
Appreciation	24,534,893
Depreciation	(24,693,284)
Net unrealized appreciation (depreciation) of investments	$(158,391)

Permanent differences, primarily due to foreign currency transactions, distributions reallocations, investments in partnerships, investments in passive foreign investment companies, treatment of notional principal contracts, and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2019, the Fund’s last tax year end.

Notes to Financial Statements (continued)

(Unaudited)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2019 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income¹	$8,740,744
Distributions from net long-term capital gains	3,953,326
Return of capital	4,476,700

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not included certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2020, the complex-level fee for the Fund was 0.1582%.

8. Borrowing Arrangements

Borrowing

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $90,000,000 (maximum commitment amount) committed 364-day revolving line of credit (“Borrowing”) with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $73,400,000.

Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.70% or (b) the Federal Funds Rate plus 0.70%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%.

During May 2020, the Fund renewed the Borrowings with its custodian bank through May 14, 2021. The Fund incurred a 0.10% upfront fee. All other terms remain unchanged.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on these Borrowings was $78,237,912 and 1.80%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the amendment fee are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund Information

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information directly from the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Index (Comparative Benchmark – New): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Value Index: A free float-adjusted market capitalization weighted index that captures large and mid cap securities, is designed to measure the equity market performance of developed markets. The MSCI World Value Index reweights each security of the parent index to emphasize stocks with lower valuations and consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎

Blended Index (Comparative Benchmark – Old): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with each of NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington,” and each of NWQ, Security Capital, Symphony and Wellington, a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as the investment sub-advisers to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreements on an annual basis. The Investment Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and each Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the Fund.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the respective Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the Nuveen funds sub-advised by the respective Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the respective Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund managed by the respective Sub-Adviser relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2019, as well as performance information reflecting the first quarter of 2020. For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below its blended benchmark for the three- and five-year periods ended December 31, 2019 and the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and ranked in the third quartile for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In considering performance, the Board, however, recognized that the Fund’s Performance Peer Group was ranked low for relevancy. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation but noted that it would continue to monitor the performance of the Fund.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Advisers charge to other clients, if any. In its review, the Board recognized that the compensation paid to each Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee and net expense ratio in line with its peer averages.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the affiliated Sub-Advisers, such other clients may include retail and institutional managed accounts advised by a Sub-Adviser (with respect to NWQ and Symphony); hedge funds (with respect to Symphony); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NWQ and Symphony); and foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to NWQ). The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that NWQ and Symphony were affiliated sub-advisers and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fees) and foreign investment companies offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NWQ and Symphony, hedge funds advised by Symphony (along with their performance fees) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, as applicable, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

With respect to Security Capital, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients and noted that its sub-advisory fees with respect to the Fund were reasonable in relation to the fees it assessed other clients. With respect to Wellington, the Independent Board Members considered such Sub-Adviser’s financial information for its advisory activities with respect to the Nuveen funds it sub-advised. The Independent Board Members noted that the sub-advisory fees of the unaffiliated Sub-Advisers were the result of arm’s length negotiations.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). With respect to NWQ and Symphony, the Independent Board Members reviewed, among other things, such Sub-Advisers’ revenues, expenses and net revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2019 as well as their pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. With respect to Security Capital, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for its advisory services to the Nuveen funds it sub-advised for the calendar years 2019 and 2018. With respect to Wellington, the Board reviewed certain unaudited financial data of Wellington, including revenues, expenses and net income (pre-tax and post-tax) of Wellington for the years ended December 31, 2019, 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NWQ, Security Capital and Symphony) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board, however, noted that the benefits for NWQ, Security Capital and Symphony when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although such Sub-Advisers may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of such Sub-Advisers to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients. The Board noted that Wellington does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/
closed-end-funds

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	ESA-B-0620D 1300428-INV-B-08/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020